1 | FCPT | Q4 2021 www.fcpt .comSUPPLEMENTAL FINANCI AL & OPERATING INFORMATION | Q4 2021 FOUR CORNERS PROPERTY TRUST N YS E : F C P T

2 | FCPT | Q4 2021 C AU T I O N AR Y N O T E R E G AR D I N G F O R W AR D - L O O K I N G S T AT E M E N T S This presentation contains forward-looking statements within the meaning of the federal securities laws. Forward-looking statements include all statements that are not historical statements of fact and those regarding FCPT’s intent, belief or expectations, including, but not limited to, statements regarding: operating and financial performance, acquisition pipeline, expectations regarding the making of distributions and the payment of dividends, and the effect of pandemics such as COVID-19 on the business operations of FCPT and FCPT’s tenants and their continued ability to pay rent in a timely manner or at all. Words such as “anticipate(s),” “expect(s),” “intend(s),” “plan(s),” “believe(s),” “may,” “will,” “would,” “could,” “should,” “seek(s)” and similar expressions, or the negative of these terms, are intended to identify such forward-looking statements. Forward-looking statements speak only as of the date on which such statements are made and, except in the normal course of FCPT’s public disclosure obligations, FCPT expressly disclaims any obligation to publicly release any updates or revisions to any forward-looking statements to reflect any change in FCPT’s expectations or any change in events, conditions or circumstances on which any statement is based. Forward- looking statements are based on management’s current expectations and beliefs and FCPT can give no assurance that its expectations or the events described will occur as described. For a further discussion of these and other factors that could cause FCPT’s future results to differ materially from any forward- looking statements, see the risk factors described under the section entitled “Item 1A. Risk Factors” in FCPT’s annual report on Form 10-K for the year ended December 31, 2020, and other risks described in documents subsequently filed by FCPT from time to time with the Securities and Exchange Commission

3 | FCPT | Q4 2021 TABLE OF CONTENTS Financial Summary Page Consolidating Balance Sheet 4 Consolidated Income Statement 5 FFO and AFFO Reconciliation 6 Net Asset Value Components 7 Capitalization and Key Credit Metrics 8 Debt Summary 9 Debt Maturity Schedule 10 Debt Covenants 11 Real Estate Portfolio Summary Property Locations by Brand 12 Brand Diversification 13 Geographic Diversification 14 Lease Maturity Schedule 15 Exhibits Glossary and Non-GAAP Definitions 16 Reconciliation of Net Income to Adjusted EBITDAre 17

CONSOLIDATING BALANCE SHEET


Olive Garden

chili's

KFC

Firestone

($000s, except shares and per share data) Unaudited	Real Estate Operations (As of 12/31/2021)	Restaurant Operations (As of 12/31/2021)	Elimination (As of 12/31/2021)	Consolidated FCPT (As of 12/31/2021)	Consolidated FCPT (As of 12/31/2020)
ASSETS					
Real estate investments:					
Land	$ 959,109	$ 7,456	$ -	$ 966,565	$ 827,502
Buildings, equipment and improvements	1,423,060	14,780	-	1,437,840	1,327,641
Total real estate investments	2,382,169	22,236	-	2,404,405	2,155,143
Less: accumulated depreciation	(676,183)	(6,247)	-	(682,430)	(657,621)
Real estate investments, net	1,705,986	15,989	-	1,721,975	1,497,522
Intangible lease assets, net	104,251	-	-	104,251	96,291
Total real estate investments and intangible lease assets, net	1,810,237	15,989	-	1,826,226	1,593,813
Real estate held for sale	-	-	-	-	2,763
Cash and cash equivalents	4,830	1,470	-	6,300	11,064
Straight-line rent adjustment	55,397	-	-	55,397	47,938
Deferred tax assets	-	864	-	864	-
Other assets	7,137	4,465	-	11,602	11,839
Derivative assets	2,591	-	-	2,591	762
Investment in subsidiary	16,503	-	(16,503)	-	-
Intercompany receivable	1,381	-	(1,381)	-	-
Total Assets	$ 1,898,076	$ 22,788	$ (17,884)	$ 1,902,980	$ 1,668,179
LIABILITIES AND EQUITY					
Liabilities:					
Term loan ($400,000, net of deferred financing costs)	$ 394,802	$ -	$ -	$ 394,802	$ 396,744
Revolving facility ($250,000 capacity)	36,000	-	-	36,000	10,000
Unsecured notes ($450,000, net of deferred financing costs)	446,789	-	-	446,789	347,134
Rent received in advance	11,311	-	-	11,311	11,926
Derivative liabilities	7,517	-	-	7,517	18,717
Dividends payable	26,655	-	-	26,655	24,058
Other liabilities	10,443	5,571	-	16,014	15,099
Intercompany payable	-	1,381	(1,381)	-	-
Total liabilities	$ 933,517	$ 6,952	$ (1,381)	$ 939,088	$ 823,678
Equity:					
Preferred stock	$ -	$ -	$ -	$ -	$ -
Common stock	8	-	-	8	8
Additional paid-in capital	958,737	16,503	(16,503)	958,737	840,455
Accumulated other comprehensive (loss) income	(9,824)	-	-	(9,824)	(25,695)
Noncontrolling interest	2,218	-	-	2,218	3,061
Retained earnings	13,420	(667)	-	12,753	26,672
Total equity	$ 964,559	$ 15,836	$ (16,503)	$ 963,892	$ 844,501
Total Liabilities and Equity	$ 1,898,076	$ 22,788	$ (17,884)	$ 1,902,980	$ 1,668,179

4 | FCPT | Q4 2021

FCPT

5 | FCPT | Q4 2021 CONSOLIDATED INCOME STATEMENT ($000s, except shares and per share data) Unaudited 2021 2020 2021 2020 Revenues: Rental revenue 45,462$ 40,091$ 172,812$ 154,721$ Restaurant revenue 7,192 4,527 26,566 16,223 Total revenues 52,654 44,618 199,378 170,944 Operating expenses: General and administrative 4,160 3,744 17,650 15,046 Depreciation and amortization 9,371 7,763 34,826 29,433 Property expenses 1,383 969 5,040 3,508 Restaurant expenses 6,569 4,283 24,563 16,082 Total operating expenses 21,483 16,759 82,079 64,069 Interest expense (8,227) (7,499) (32,555) (29,231) Other income, net 26 2 36 170 Realized gain on sale, net - - 431 - Income tax expense 765 (55) 534 (247) Net income 23,735 20,307 85,745 77,567 Net income attributable to noncontrolling interest (35) (55) (164) (235) Net Income Attributable to Common Shareholders 23,700$ 20,252$ 85,581$ 77,332$ Basic net income per share 0.30$ 0.27$ 1.12$ 1.08$ Diluted net income per share 0.30$ 0.27$ 1.11$ 1.08$ Regular dividends declared per share 0.3325$ 0.3175$ 1.2850$ 1.2325$ Weighted-average shares outstanding: Basic 78,394,876 73,940,013 76,674,046 71,312,326 Diluted 78,575,024 74,283,324 76,838,569 71,609,068 Three Months Ended December 31, Twelve Months Ended December 31,

FFO & AFFO RECONCILIATION


Olive Garden

chili's

KFC

Firestone

($000s, except shares and per share data)	Three Months Ended December 31,		Twelve Months Ended December 31,	
Unaudited	**2021**	**2020**	**2021**	**2020**
Net income	$ 23,735	$ 20,307	$ 85,745	$ 77,567
Depreciation and amortization	9,336	7,737	34,715	29,351
Realized gain on sales of real estate	-	-	(431)	-
FFO (as defined by NAREIT)	**$ 33,071**	**$ 28,044**	**$ 120,029**	**$ 106,918**
Straight-line rent	(1,808)	(2,070)	(7,583)	(8,588)
Recognized rental revenue abated(1)	-	-	-	(1,568)
Non-cash deferred income tax benefit(2)	(864)	-	(864)	-
Stock-based compensation	857	880	3,948	3,376
Non-cash amortization of deferred financing costs	468	543	2,368	2,132
Other non-cash interest income	-	1	-	-
Non-real estate investment depreciation	35	26	111	82
Other non-cash revenue adjustments	529	497	2,119	1,296
Adjusted Funds From Operations (AFFO)	**$ 32,288**	**$ 27,921**	**$ 120,128**	**$ 103,648**
Fully diluted shares outstanding(3)	78,689,583	74,482,398	76,986,538	71,823,973
FFO per diluted share	$ 0.42	$ 0.38	$ 1.56	$ 1.49
AFFO per diluted share	$ 0.41	$ 0.37	$ 1.56	$ 1.44

(1) Amount represents base rent that the Company abated as a result of lease amendments. In 2020, the Company abated $1.57 million of rental revenue recognized in the second and third quarters of 2020. The receivables associated with the abatements were recognized as lease incentives and will be amortized as a reduction to rental revenue over the amended lease terms.

(2) Amount represents non-cash income tax benefit recognized in the fourth quarter of 2021 related to the removal of a valuation allowance on net deferred tax assets at Kerrow Restaurant Operating Business.

(3) Assumes the issuance of common shares for OP units held by non-controlling interest.

6 | FCPT | Q4 2021

FCPT

NET ASSET VALUE COMPONENTS


Olive Garden
chili's
KFC
Firestone

Real Estate Portfolio as of 12/31/2021	Purchase Price ($000s)	# of Rental Leases	Total Square Feet (000s)	Avg. Rent Per Square Foot ($)	Tenant EBITDAR Coverage[(1)]	Lease Term Remaining (Yrs)[(2)]	Annual Cash Base Rent ($000s)[(3)]	% Total Cash Base Rent[(3)]
Darden	-	440	3,419	30	5.2x	8.4	104,167	59.4%
Other restaurant	-	366	1,689	32	3.0x	11.8	54,146	30.9%
Non-restaurant	-	130	881	19	n/a	6.9	16,906	9.6%
Total Owned Portfolio	-	936	5,989	29	4.4x	9.3	175,219	100.0%
Q4 2021 Transaction Activity[(4)]								
Leases acquired	70,485	36	199	23	n/a	8.4	4,522	2.6%
No sales in Q4 2021								

Tangible Assets		Book Value ($000s)
Cash, cash equivalents, and restricted cash	$	6,300
Other tangible assets		6,616
Total Tangible Assets	**$**	**12,916**

Debt		Face Value ($000s)
Term loan	$	400,000
Senior fixed rate notes		450,000
Revolving credit facility		36,000
Total Debt	**$**	**886,000**

Tangible Liabilities		Book Value ($000s)
Dividends payable	$	26,655
Rent received in advance, accrued interest, and other accrued expenses		19,743
Total Tangible Liabilities	**$**	**46,398**

Shares Outstanding	
Common stock (shares outstanding as of 12/31/2021)	80,279,217
Operating partnership units (OP units outstanding as of 12/31/2021)	114,559
Total Common Stock and OP Units Outstanding	**80,393,776**

(1) *See glossary on page 16 for tenant EBITDAR and tenant EBITDAR coverage definitions: results based on tenant reporting representing 78% of portfolio annual cash base rent. Non-restaurant not reported due to most tenants not reporting financial data. We have estimated Darden current quarter EBITDAR coverage using reported sales results for the FCPT portfolio and Darden brand average margins the quarter ended November 2021.*
(2) *Lease term weighted by annual cash base rent (ABR) as defined in glossary.*
(3) *Current scheduled minimum contractual rent as of 12/31/2021.*
(4) *FCPT acquired 33 properties and leasehold interests in Q4 2021; FCPT had no dispositions in the quarter.*

7 | FCPT | Q4 2021

FCPT

8 | FCPT | Q4 2021 C APITALIZ ATION & KEY CREDIT METRICS ___________________________ (1) Fourth quarter 2021 dividend was declared on 11/29/2021, payable on 1/14/2022. (2) Principal debt amount less cash and cash equivalents. (3) Current quarter annualized. See glossary on page 16 for definitions of EBITDAre and Adjusted EBITDAre and page 17 for reconciliation to net income. % of Market Capitalization Equity: Share price (12/31/2021) 29.41$ Shares and OP units outstanding (12/31/2021) 80,393,776 Equity Value 2,364,381$ 72.7% Debt: Term loan 400,000$ 12.3% Revolving credit facility 36,000 1.1% Unsecured notes 450,000 13.8% Total Debt 886,000$ 27.3% Total Market Capitalization 3,250,381$ 100.0% Less: cash (6,300) Implied Enterprise Value 3,244,081$ Dividend Data (fully diluted) Q4 2021 Common dividend per share(1) $0.3325 AFFO per share $0.41 AFFO payout ratio 81.0% Credit Metrics Net Debt(2) Adjusted EBITDAre (3) Ratio Net debt to Adjusted EBITDAre 879,700$ 162,312$ 5.4x Q4 2021 Capitalization ($000s, except shares and per share data)

DEBT SUMMARY



Olive Garden
chili's
KFC

Debt Type	Maturity Date	Balance as of December 31, 2021 ($000s)	% of Debt	Cash Interest Rate as of December 31, 2021[(4)]	Weighted Average Maturity (Yrs.)
Credit Facility[(1)]					
Revolving facility	Nov-2025	36,000	4.1%	1.40%	3.9
Term loan	Nov-2023	50,000	5.6%	2.90%	1.9
Term loan	Mar-2024	100,000	11.3%	2.90%	2.2
Term loan	Nov-2025	150,000	16.9%	2.95%	3.9
Term loan	Nov-2026	100,000	11.3%	2.95%	4.9
	Principal Amount	**$ 436,000**			
Unsecured Notes[(2)]					
June 2017	Jun-2024	$ 50,000	5.6%	4.68%	2.4
June 2017	Jun-2027	75,000	8.5%	4.93%	5.4
December 2018	Dec-2026	50,000	5.6%	4.63%	5.0
December 2018	Dec-2028	50,000	5.6%	4.76%	7.0
March 2020	Jun-2029	50,000	5.6%	3.15%	7.4
March 2020	Apr-2030	75,000	8.5%	3.20%	8.3
January 2021	Apr-2029	50,000	5.6%	2.74%	7.3
January 2021	Apr-2031	50,000	5.6%	2.99%	9.3
	Principal Amount	**$ 450,000**			
Mortgages Payable[(3)]					
None		-	-	-	-
Total/Weighted Average		**$ 886,000**	**100.0%**	**3.36%**	**5.0**
Unamortized Deferred Financing Costs					
Credit facility		$ (5,198)			
Unsecured notes		(3,211)			
Debt Carrying Value (GAAP)		**$ 877,591**			
Fixed rate		$ 800,000	90%		
Variable rate		$ 86,000	10%		

Credit Rating (Fitch): BBB-

(1) *Borrowings under the term loans accrue interest at a rate of LIBOR plus 1.25%-1.35%. FCPT has entered into interest rate swaps that fix 87.5% of the term loans' rate exposure through November 2022, 75% through November 2023, 63% through November 2024, and 50% through November 2025. The all-in cash interest rate on the portion of the term loan that is fixed is approximately 3.2% for 2022, 3.1% for 2023, and 2.7% for 2024. A LIBOR rate of 0.10% as of 12/31/2021 is used for the 12.5% of term loans that are not hedged.*

(2) *These notes are senior unsecured fixed rate obligations of the Company. Cash interest rate excludes amortization of swap gains and losses incurred in connection with the issuance of these notes. The annual amortization of net hedge losses is currently $669 thousand per year.*

(3) *As of 12/31/2021, FCPT had no mortgage debt and 100% of FCPT properties were unencumbered.*

(4) *Excludes amortization of deferred financing costs on the credit facility and unsecured notes.*

9 | FCPT | Q4 2021

FCPT

10 | FCPT | Q4 2021 FCPT DEBT MATURITY SCHEDULE ___________________ Figures as of 12/31/2021 (1) The revolving credit facility expires on November 9, 2025 subject to FCPT’s availability to extend the term for one additional six-month period to May 9, 2026. Current Debt Maturity Schedule ($ millions) $50 $50 $150 $100 $36 $214 $0 $0 $50 $150 $150 $75 $50 $100 $75 $50 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 Undrawn Revolver Capacity Drawn Revolver Unsecured Term Loan Unsecured Notes $100 21% 5.1-year weighted average term for notes/term loans 90% fixed rate debt 3.36% weighted average cash interest rate $214 million available on revolver (1) 0% 0% 6% 17% 17% 11% 8% 6%8% 6%% of Total Debt Outstanding

11 | FCPT | Q4 2021 DEBT COVENANTS As of December 31, 2021 Covenants Q4 2021 Limitation on incurrence of total debt ≤ 60% of consolidated capitalization value 35.5% Limitation on incurrence of secured debt ≤ 40% of consolidated capitalization value 0.0% Fixed charge coverage ratio ≥ 1.50x 5.2x Limitation on unencumbered leverage ≤ 60% 35.5% Unencumbered interest coverage ratio ≥ 1.75x 5.9x Requirement The following is a summary of the key financial covenants for our unsecured credit facility. These calculations are not based on U.S. GAAP measurements and are presented to demonstrate compliance with current credit covenants.

12 | FCPT | Q4 2021 PROPERTY LOCATIONS BY BRAND 936 Leases (1) 112 Brands ___________________________ Figures as of 12/31/2021 (1) FCPT owns 919 rental properties as of 12/31/2021 with 936 leases. Lease Count: Olive Garden (311) Longhorn Steakhouse (115) Chili’s (78) KFC (33) Burger King (25) Red Lobster (22) Buffalo Wild Wings (21) Caliber Collision (18) Arby’s (16) Bob Evans (16) Starbucks (13) BJ’s Restaurant (11) Taco Bell (11) Texas Roadhouse (11) Verizon (11) Bahama Breeze (10) Outback Steakhouse (10) Sonic (9) Tires Plus (9) Wendy’s (8) Other (178)

BRAND DIVERSIFICATION



Olive Garden
chili's
KFC
Firestone

FCPT Portfolio Brands

Rank	Brand Name	Number	Square Feet (000s)	% of ABR(1)
1	Olive Garden	311	2,646	44.3%
2	Longhorn Steakhouse	115	645	12.6%
3	Chili's	78	427	8.9%
4	Red Lobster	22	163	2.9%
5	Buffalo Wild Wings	21	128	2.0%
6	Burger King	25	80	2.0%
7	Bahama Breeze	10	92	1.8%
8	KFC	33	95	1.8%
9	Bob Evans	16	88	1.5%
10	BJ's Restaurant	11	89	1.5%
11	Caliber Collision	18	234	1.1%
12	Arby's	16	50	1.0%
13	Outback Steakhouse	10	64	1.0%
14	Texas Roadhouse	11	81	0.9%
15	Starbucks	13	29	0.8%
16	Verizon	11	30	0.7%
17	National Tire & Battery	8	55	0.6%
18	Tires Plus	9	56	0.6%
19	Taco Bell	11	28	0.6%
20	Chick-Fil-A	8	39	0.5%
21	Wendy's	8	27	0.5%
22	REI	2	48	0.5%
23	Seasons 52	2	18	0.4%
24	Sonic	9	13	0.4%
25	Panera	6	30	0.4%
26-112	Other	152	733	10.7%
	Total Lease Portfolio	**936**	**5,989**	**100%**

FCPT total ABR(1): $175.2 million



Olive Garden
ITALIAN KITCHEN
LONGHORN STEAKHOUSE
44%
311 Units
13%
115 Units
9%
78 Units
Other Darden(2)
3%
14 Units
Other Restaurants
22%
288 units
47 brands
Non-Restaurant Retail
10% / 130 units / 58 brands

% Investment Grade(3): 64%

(1) *Represents current scheduled minimum Annual Cash Base Rent (ABR) as of 12/31/2021, as defined in glossary.*
(2) *Other Darden represents Bahama Breeze, Cheddar's, Seasons 52, and Eddie V's branded restaurants.*
(3) *Investment Grade Ratings represent the credit rating of our tenants, their subsidiaries or affiliated companies from Fitch, S&P or Moody's.*

13 | FCPT | Q4 2021

FCPT

GEOGRAPHIC DIVERSIFICATION


Olive Garden


chili's


KFC


Firestone


WA
OR
ID
MT
WY
ND
SD
NE
MN
WI
MI
IA
IL
IN
OH
PA
NY
VT
NH
ME
MA
CT RI
NJ
MD
DE
WV
VA
KY
TN
NC
SC
GA
AL
MS
LA
AR
MO
KS
OK
TX
NM
CO
UT
AZ
NV
CA
FL
% ABR(1)
≥10.0%
5.0%–10.0%
3.0%–5.0%
2.0%–3.0%
1.0 %–2.0%
<1.0%
No Properties

State	% ABR	Leases												
TX	10.9%	78	VA	2.9%	27	CA	2.5%	15	KY	1.8%	19	KS	1.0%	8
FL	10.5%	78	PA	2.9%	24	MS	2.4%	24	MN	1.5%	12	Other	7.6%	68
OH	7.1%	70	TN	2.9%	28	WI	2.4%	29	LA	1.5%	13			
GA	6.0%	57	MD	2.7%	28	AL	2.4%	30	AZ	1.4%	12			
IL	4.5%	50	NY	2.7%	26	CO	2.3%	24	NV	1.3%	8			
MI	4.0%	44	NC	2.5%	25	IA	1.9%	23	MO	1.2%	13			
IN	3.9%	51	SC	2.5%	26	OK	1.8%	17	AR	1.1%	9			

(1) *Annual cash base rent (ABR) as defined in glossary.*

14 | FCPT | Q4 2021

FCPT

15 | FCPT | Q4 2021 0.5% 1.1% 2.6% 2.1% 2.2% 11.8% 12.9% 11.0% 11.1% 10.8% 6.8% 13.7% 1.4% 1.7% 3.0% 1.1% 0.2% 0.6% 1.7% 1.0% 0.0% 0.0% 2.6% 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035 2036 2037 2038 2039 2040 2041 2042 2043 2044 LEASE MATURITY SCHEDULE ___________________ Note: Excludes renewal options. All data as of 12/31/2021 (1) Annual cash base rent (ABR) as defined in glossary. (2) Occupancy based on portfolio square footage. Lease Maturity Schedule (% Annualized Cash Base Rent1) 99.9% occupied2 as of 12/31/2021 Weighted average lease term of 9.3 years Less than 8.6% of rental income matures prior to 2027

16 | FCPT | Q4 2021 GLOSSARY AND NON-GAAP DEFINIT IONS This document includes certain non-GAAP financial measures that management believes are helpful in understanding our business, as further described below. Our definition and calculation of non-GAAP financial measures may differ from those of other REITs and therefore may not be comparable. The non-GAAP measures should not be considered an alternative to net income as an indicator of our performance and should be considered only a supplement to net income, and to cash flows from operating, investing or financing activities as a measure of profitability and/or liquidity, computed in accordance with GAAP. ABR refers to annual cash base rent as of 12/31/2021 and represents monthly contractual cash rent, excluding percentage rents, from leases, recognized during the final month of the reporting period, adjusted to exclude amounts received from properties sold during that period and adjusted to include a full month of contractual rent for properties acquired during that period. EBITDA represents earnings (GAAP net income) plus interest expense, income tax expense, depreciation and amortization. EBITDAre is a non-GAAP measure computed in accordance with the definition adopted by the National Association of Real Estate Investment Trusts (“NAREIT”) as EBITDA (as defined above) excluding gains (or losses) on the disposition of depreciable real estate and real estate impairment losses. Adjusted EBITDAre is computed as EBITDAre (as defined above) excluding transaction costs incurred in connection with the acquisition of real estate investments and gains or losses on the extinguishment of debt. We believe that presenting supplemental reporting measures, or non- GAAP measures, such as EBITDA, EBITDAre and Adjusted EBITDAre, is useful to investors and analysts because it provides important information concerning our on-going operating performance exclusive of certain non-cash and other costs. These non- GAAP measures have limitations as they do not include all items of income and expense that affect operations. Accordingly, they should not be considered alternatives to GAAP net income as a performance measure and should be considered in addition to, and not in lieu of, GAAP financial measures. Our presentation of such non-GAAP measures may not be comparable to similarly titled measures employed by other REITs. Tenant EBITDAR is calculated as EBITDA plus rental expense. EBITDAR is derived from the most recent data provided by tenants that disclose this information. For Darden, EBITDAR is updated once annually by multiplying the most recent individual property level sales information (reported by Darden twice annually to FCPT) by the brand average EBITDA margin reported by Darden in its most recent comparable period, and then adding back property level rent. FCPT does not independently verify financial information provided by its tenants. Tenant EBITDAR coverage is calculated by dividing our reporting tenants’ most recently reported EBITDAR by annual in-place cash base rent. Funds From Operations (“FFO”) is a supplemental measure of our performance which should be considered along with, but not as an alternative to, net income and cash provided by operating activities as a measure of operating performance and liquidity. We calculate FFO in accordance with the standards established by NAREIT. FFO represents net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from sales of property and undepreciated land and impairment write-downs of depreciable real estate, plus real estate related depreciation and amortization (excluding amortization of deferred financing costs) and after adjustments for unconsolidated partnerships and joint ventures. We also omit the tax impact of non- FFO producing activities from FFO determined in accordance with the NAREIT definition. Our management uses FFO as a supplemental performance measure because, in excluding real estate related depreciation and amortization and gains and losses from property dispositions, it provides a performance measure that, when compared year over year, captures trends in occupancy rates, rental rates and operating costs. We offer this measure because we recognize that FFO will be used by investors as a basis to compare our operating performance with that of other REITs. However, because FFO excludes depreciation and amortization and captures neither the changes in the value of our properties that result from use or market conditions, nor the level of capital expenditures and capitalized leasing commissions necessary to maintain the operating performance of our properties, all of which have real economic effect and could materially impact our financial condition and results from operations, the utility of FFO as a measure of our performance is limited. FFO is a non-GAAP measure and should not be considered a measure of liquidity including our ability to pay dividends or make distributions. In addition, our calculations of FFO are not necessarily comparable to FFO as calculated by other REITs that do not use the same definition or implementation guidelines or interpret the standards differently from us. Investors in our securities should not rely on these measures as a substitute for any GAAP measure, including net income. Adjusted Funds From Operations “AFFO” is a non-GAAP measure that is used as a supplemental operating measure specifically for comparing year over year ability to fund dividend distribution from operating activities. AFFO is used by us as a basis to address our ability to fund our dividend payments. We calculate adjusted funds from operations by adding to or subtracting from FFO: 1. Transaction costs incurred in connection with business combinations 2. Straight-line rent 3. Stock-based compensation expense 4. Non-cash amortization of deferred financing costs 5. Other non-cash interest expense (income) 6. Non-real estate investment depreciation 7. Merger, restructuring and other related costs 8. Impairment charges 9. Other non-cash revenue adjustments, including amortization of above and below market leases and lease incentives 10. Amortization of capitalized leasing costs 11. Debt extinguishment gains and losses 12. Recurring capital expenditures and tenant improvements 13. Non-cash expense (income) adjustments related to deferred tax benefits AFFO is not intended to represent cash flow from operations for the period, and is only intended to provide an additional measure of performance by adjusting the effect of certain items noted above included in FFO. AFFO is a widely-reported measure by other REITs; however, other REITs may use different methodologies for calculating AFFO and, accordingly, our AFFO may not be comparable to other REITs. Properties refers to properties available for lease. Non-GAAP Definitions and Cautionary Note Regarding Forward-Looking Statements:

17 | FCPT | Q4 2021 RECONCIL IATION OF NET INCOME TO ADJUSTED EBITDAR E ___________________________ (1) See glossary on page 16 for non-GAAP definitions. ($000s, except shares and per share data) Unaudited 2021 2020 2021 2020 Net Income 23,735$ 20,307$ 85,745$ 77,567$ Adjustments: Interest expense 8,227 7,499 32,555 29,231 Income tax expense (765) 55 (534) 247 Depreciation and amortization 9,371 7,763 34,826 29,433 EBITDA(1) 40,568 35,624 152,592 136,478 Adjustments: Gain on dispositions and exchange of real estate - - (431) - Provision for impairment of real estate - - - - EBITDAre (1) 40,568 35,624 152,161 136,478 Adjustments: Real estate transaction costs 10 40 149 240 Gain or loss on extinguishment of debt - - - - Adjusted EBITDAre (1) 40,578 35,664 152,310 136,718 Annualized Adjusted EBITDAre 162,312$ 142,655$ 152,310$ 136,718$ Three Months Ended December 31, Twelve Months Ended December 31,

18 | FCPT | Q4 2021 www.fcpt .comSUPPLEMENTAL FINANCI AL & OPERATING INFORMATION | Q4 2021 FOUR CORNERS PROPERTY TRUST N YS E : F C P T